©2026 MVB | Proprietary INVESTOR PRESENTATION Q 2 2 0 2 6 MVB FINANCIAL CORP. ( N A S D A Q : M V B F )

FORWARD-LOOKING STATEMENTS Investor Presentation | 2026 2 MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this earnings release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; unforeseen events, such as pandemics or natural disasters, and any governmental or societal responses thereto, changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; changes in deposit classifications, operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”), filed with the Securities and Exchange Commission ("SEC") on March 12, 2026, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

MVB OVERVIEW By the Numbers $3.5B Total Assets 51.6% Revenue Growth (Q2 2026 vs. Q2 2025) $188M Revenue TTM $2.5B Total Loans $3.1B Total Deposits $48B Payment Volume Processed, TTM Investor Presentation | 2026 3 ▪ MVB is an innovative bank focused on powering solutions for leading Fintech companies nationwide ▪ The CoRe banking business provides stable foundation, low-cost of funding, and regulatory expertise while the fintech platform drives growth and margin expansion Fintech Banking Platform Payment Services: Money Movement of all modalities Issuing: Debit, Prepaid, Credit across products and use cases Acquiring: Merchant sponsorships Gaming: Deposits, account management, payment processing ▪ 40+ clients including DraftKings, FanDuel, BetMGM CoRe Banking Commercial and Retail Lending: Relationship-based C&I & CRE, specialty lending (government contracting, litigation finance), mortgage Deposit: Commercial Deposits & treasury management services

INVESTMENT HIGHLIGHTS Investor Presentation | 2026 4 A differentiated Fintech bank at an inflection point Multiple growth catalysts driven by expanding suite of Fintech product offerings Scalable business model — well positioned to capture expanding TAM Proven innovation engine — Victor sale validates builder/incubator DNA; leading AI & Automation Best-in-class, diversified core funding profile underpinned by strong capital and liquidity position Improving core profitability as Fintech and core bank initiatives take hold Valuation re-rating opportunity with shares trading at discount to bank and Fintech peers TAM – Total Addressable Market

MVB’S STRATEGY ON A PAGE (SOAP) We turned plans into action. Compliance and Risk Management Talent and Culture Operational Excellence Fintech Sponsorship Lending Strategic M&A Payments CoRe Lending & Deposits Client and Partner Relationships Banking as a Service Gaming Backer of FintechsBuilder of FintechsBanker of Choice to FintechsBanking That’s Tech-Forward Trust Commitment TeamworkRespect, Love & Caring Adaptive Our Why To positively impact people’s financial lives, one life at a time Purpose Trusted partners on the financial frontier, committed to your success 5Investor Presentation | 2026

• 30 years of progressive leadership experience in human resources. • On Mylan’s North America leadership team as VP of Human Relations. • 12+ years at GE Aerospace, where he provided human resources direction and strategy for production, services, commercial and engineering organizations with 7,000 employees across Asia, Europe, South America and the U.S. EXPERIENCED AND DEEP LEADERSHIP TEAM Investor Presentation | 2026 6 Larry F. Mazza President and CEO Jeremy Kuiper Fintech President Mike Sumbs Chief Financial Officer Joseph R. Rodriguez Chief Risk and Legal Officer Julie A. O’Connor Chief Compliance Officer Michael L. Giorgio Chief Operating and Information Officer C. Brad Greathouse Chief Administrative Officer • 20+ years as CEO of MVB, leading expansion into Fintech partnerships. • $3B asset growth during tenure as CEO. • Led growth in online gaming vertical (established partnerships with Draft Kings, FanDuel and others). • 15+ years of experience as a financial services investment banker, most recently with Raymond James Financial. • Served at Keefe, Bruyette and Woods with a focus on advising depository institutions in the Southeast. • 20+ years of financial services risk management expertise • Leadership roles at Capital One, Walmart and Davis Wright Tremaine. • Government service at Consumer Financial Protection Bureau and the Department of Justice. • 25+ years in BSA/AML, risk management, regulatory compliance and Fintech partnerships. • Former Chief Administrative Officer/BSA Officer at Jiko Group Inc. • 25+ years of payments industry experience at executive and board levels. • Previously held leadership roles at Pathward and The Bancorp. • Former chairman of the Network Branded Prepaid Card Association. • 20+ years of leadership in technology, operations and cybersecurity across banking and Fintech. • Held CEO roles at Kraken Bank and SMC Blockchain Labs. • Served as CTO at Metropolitan Commercial Bank and Laurel Road.

Community Bank 1997–2016 ▪ Building the foundation ▪ Robust risk/compliance ▪ Strong capital Fintech Pivot 2017–2018 ▪ Fintech and BaaS era ▪ Payments and gaming ▪ Deposit diversification Builder Phase 2018–2025 ▪ Innovation ▪ Incubator/builder ▪ Victor Technologies ▪ Scaling payments Scaled Fintech 2026+ ▪ Scale fintech platform ▪ Sponsorship lending ▪ Robust payments pipeline ▪ Strengthen CoRe banking engine ▪ AI and automation MVB’S EVOLUTION THROUGH TECH INNOVATION Investor Presentation | 2026 7 $1.5B Total Assets 2017 10.5% Organic Asset CAGR $3.5B Total Assets Q2 2026

$2.0B $1.1B $0.6B Off Balance Sheet Total Noninterest- bearing Deposits Total Interest- bearing Deposits $3.7B FROM COMMUNITY BANK TO LEADING FINTECH BANKING PLATFORM Fintech Expertise: Proven ability to identify, incubate and monetize Fintech opportunities Regulatory Infrastructure: Established robust compliance framework supporting innovation Business Model Transformation: “Think bigger, do bigger” philosophy driving growth initiatives CoRe* 60% Fintech 40% CoRe* 95% 2018 Q2 2026 Investor Presentation | 2026 8 $3.1B On-Balance Sheet Deposits Deposits (as of 6/30/26) 34% NIB Deposits/ Total Deposits $1.3B Total Deposits % NIB Deposit: 17% 2018FY NIM: 3.41% $3.1B Total Deposits % NIB Deposit: 34% MRQ NIM: 3.87%1 Pie totals represent deposits; * CoRe represents commercial / retail deposits NIB – Non-interest bearing , NIM – net interest margin 1Excludes $2.3 million of non-recurring net interest income

MVB FINTECH BANKING GROWTH VEHICLES Investor Presentation | 2026 9 Payments ▪ Digital payments – fee income ▪ Merchant acquiring – fee income ▪ Card issuing – fee income and stable deposits Banking-as-a-Service ▪ Low-cost deposit accounts ▪ Emerging lending opportunities ▪ Five million bank account relationships Gaming ▪ Low-cost deposit accounts ▪ Player payouts – fee income ▪ 40+ Digital gaming clients $636M* Q2 2026 YTD Avg. Deposits $8.8M Q2 2026 TTM Fee Income 52% Deposit CAGR (2020 – Q2 2026) $1.2B* Q2 2026 YTD Avg. Deposits 223% Deposit CAGR (2020 – Q2 2026) $278M* Q2 2026 YTD Avg. Deposits $4.3M Q2 2026 TTM Fee Income 10% Deposit CAGR (2020 – Q2 2026) * Includes on and off-balance sheet deposit balances

ROBUST FINTECH PIPELINE FUNNEL Investor Presentation | 2026 10 Finalizing Terms / Commercial Alignment 5 Implementation (Signed MSA or LOI) 11 Testing 3 Partner Service Launch Launched 1. Global Payments Provider (Fortune 500) Acquiring Q2 2025 2. Market Leading e-commerce Merchant Acquiring Q2 2025 3. Leading Neo-Bank Earned Wage Access Q4 2025 4. Pay by Bank Network Money Movement Q4 2025 5. Global Payments / Technology Company Money Movement Q4 2025 6. Global Merchant Acquirer Real-Time Payments Q1 2026 7. Digital Disbursements Issuing Q1 2026 8. Cross Border Payments Provider Money Movement Q2 2026 9. Pay by Bank Provider (B2B Settlement) Issuing Q2 2026 10. Payments Platform Issuing Q2 2026 Data as of June 30, 2026 (1) New fintech partners include those launched since Q2 2025 Summary of Advanced-Stage Fintech Pipeline Funnel (# of Opportunities) Recent Launches (since Q2 2025) (New Partners or Products) 2 3 2 3 3 11 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Testing Implementation • 10 new Fintech partner / product launches since Q2 2025. • New Fintech partners(1) have generated ~$2M of revenue year-to-date and ~$158M of low-cost deposits as of June 30, 2026.

Implementing AI and Automation to Drive Efficiency 2027 and beyond 2H 2026 1H 2026 FY 2024 ✓ We are here Scaling Digital Workers and AI Access Expand to 36 Digis across CoRe, Credit, BSA/AML, and Fintech while growing AI desktop assistant access to 100% of the organization. Data & AI Partners Laying the Groundwork for Enterprise-Wide AI & Governance Built an AI-ready data ecosystem in Snowflake, established the AI Center of Excellence and Product teams and deployed 16 Digis (digital workers.) Added board level expertise and newly formed board AI committee ✓ Built the Data Foundation: Implemented Snowflake and AWS to build the Enterprise Data Warehouse Upgraded Transaction Monitoring: Established an AI-ready data ecosystem (Risk Canvas) and implemented AI-driven transaction monitoring. Reduced Compliance and Risk from 160 FTEs to 116. FY 2025 Delivering AI-Driven Value to Clients Leverage MVB's mature AI capabilities to enhance the client experience, accelerate service delivery, and deepen relationships through smarter, faster solutions.

Teams 2021 2022 2023 2024* 2025 2026 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Risk Management 10 12 11 14 16 22 23 24 24 24 30 27 32 35 30 25 25 27 27 27 27 26 BSA/AML (MVB) 17 19 18 18 18 18 18 18 23 31 50 59 50 60 62 60 56 61 59 54 56 54 BSA/AML (Co-sourced FTEs) 5 12 15 17 19 23 22 21 16 17 17 17 41 60 34 27 33 27 24 24 33 29 Consumer Compliance 3 3 3 3 3 4 5 5 6 6 7 7 7 8 8 8 9 9 7 6 7 7 Total Risk Staffing: 35 46 47 52 56 67 68 68 69 78 104 110 130 160 134 120 123 124 117 111 123 116 0 20 40 60 80 100 120 140 160 180 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Risk Management BSA/AML (MVB) BSA/AML (Co-sourced FTEs) Consumer Compliance 35 116 * Included various short-term initiatives and projects implemented throughout the year RISK MANAGEMENT STRENGTH AND CAPABILITIES Investor Presentation | 2026 12 160

STRATEGIC CAPITAL ALLOCATION FRAMEWORK Investor Presentation | 2026 13 Platform Investment ▪ Technology infrastructure and AI/automation ▪ Payment product development ▪ Data analytics capabilities Strategic M&A ▪ Target: Innovative/Fintech-focused banks and non-banks ▪ Complementary technology acquisition ▪ Strategic partnerships Prioritize high-ROIC growth opportunities while maintaining strong regulatory capital and shareholder returns. Balance Sheet Optimization ▪ Funding mix optimization ▪ Liquidity management Shareholder Returns ▪ Share repurchases ▪ Dividends

STRONG CAPITAL POSITION Investor Presentation | 2026 14 8.3% 8.6% 9.7% 10.1% 10.0% 9.7% 2022 2023 2024 2025 Q1 2026 Q2 2026 9.8% 10.5% 11.2% 11.1% 10.1% 10.3% 2022 2023 2024 2025 Q1 2026 Q2 2026 Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures are included in the Appendix. All other capital ratios presented are from the Bank. 12.4% 14.4% 15.1% 13.7% 12.6% 12.2% 2022 2023 2024 2025 Q1 2026 Q2 2026 8.0% Community Bank Leverage Ratio Threshold Bank Leverage Ratio (%) Consolidated Tangible Common Equity/Tangible Assets (%) (1) Bank Common Equity Tier 1 Capital Ratio (%) Robust capital position provides opportunity for continued balance sheet growth and optimization. ▪ Restructured $73 million in AFS securities in Q4 2025 ▪ Redeemed $40 million of subordinated debt in Q1 2026 ▪ Repurchased 48,432 shares (~0.4% of outstanding shares) in Q2 2026 ▪ $4.4 million in common dividends paid year-to-date in 2026 (44th consecutive quarter of paying common dividend)

TANGIBLE BOOK VALUE PER SHARE GROWTH Investor Presentation | 2026 15 $15.20 $19.73 $22.17 $20.25 $22.43 $23.37 $26.17 $26.52 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 2019 2020 2021 2022 2023 2024 2025 Q2 2026 Dividend paid per share $0.26 $0.36 $0.51 $0.68 $0.68 $0.68 $0.68 8.9% CAGR 11.4% CAGR including dividends paid since 2019 Tangible Book Value per Share $4.19 per share paid in common dividends since 2019 Source: Company documents and SEC Filings $0.34

FINANCIAL HIGHLIGHTS

Q2 2026 KEY HIGHLIGHTS Investor Presentation | 2026 17 +136% From Q2 2025 34.4% of total deposits Noninterest Bearing Deposits Increase in Net Income (excluding one time gain in Q2 2026) Diluted EPS $0.93 Up 520% from Q2 2025 +10.2% From Q2 2025 Noninterest Income (excluding one time gain in Q2 2026) $26.52 Up of 12% from Q2 2025 Tangible Book Value Per Share Loan Growth $323M Up 15%, from Q2 2025 $307M Up 11%, from Q2 2025 Deposit Growth Payment Card and Service Charge Income +29.1% From Q2 2025

IMPROVING REVENUE AND PROFITABILITY Investor Presentation | 2026 18 Noninterest Income ($ millions) Net Interest Income ($ millions) $5.6 $17.4 1 Q2 2025 YTD Q2 2026 YTD Net Income ($ millions) $52.5 $60.7 Q2 2025 YTD Q2 2026 YTD $15.0 $27.0 1 Q2 2025 YTD Q2 2026 YTD 1 Includes a $10 million pre-tax gain related to an existing Fintech investment $10.1 $29.2 1 Q2 2025 YTD Q2 2026 YTD Pre-Tax, Pre-Provision Income ($ millions) $9.7 Ex. $10 million one-time gain ($7.7 million after- tax) $19.2 Ex. $10 million one-time gain $17.0 Ex. $10 million one-time gain

$128 $170 $331 $478 $583 $629 2021 2022 2023 2024 2025 Q2 2026 GROWTH OF MVB’S PAYMENTS FOCUSED VEHICLE Investor Presentation | 2026 19 Deposits of Payments Vehicle (period average) ($ Millions) 42% CAGR $695 $1,495 $4,760 $7,670 $11,534 $12,312 2021 2022 2023 2024 2025 Q2 2026 TTM Payments Revenue ($ Thousands) 102% CAGR (2021-2025) Source: Company documents and SEC Filings

CoRe* 60% Fintech 40% Title (C) 4% Speciality (C) 28% Retail (C) 10% Commercial (C) 18% Gaming (F) 9% Digital Assets (F) 1% Payments (F) 19% BaaS (F) 11% Data as of June 30, 2026 DIVERSIFIED DEPOSIT BASE WITH FINTECH AND CORE BANK DEPOSITS Investor Presentation | 2026 20 On Balance Sheet Deposit Composition On Balance Sheet Deposits by Source Source: Company documents and SEC Filings. * Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits.

$101 $71 $14 $7 $13 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Retail CDs Brokered Deposits $130 $328 $315 $287 $277 $219 $194 $405 $305 $305 $305 $270 $236 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Retail CDs Brokered Deposits Upcoming CD Maturities ($ Millions) CD Balances ($ Millions) 3.71% 3.45% 4.13% 3.16% Wtd. Avg. Rate ▪ $59 million reduction in CD balances in Q2 2026 ▪ $190 million reduction in CD balances since Q2 2025, including $70 million reduction in brokered CDs ▪ $130 million of brokered CDs maturing in Q1 2027 with a weighted average rate of 4.13% CONTINUED REMIX OF DEPOSIT PORTFOLIO WITH FUTURE REPRICING OPPORTUNITIES Source: Company documents and SEC Filings Investor Presentation | 2026 21

$2,100 $2,063 $2,153 $2,259 $2,343 $2,404 $2,476 2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 STRONG LOAN GROWTH Investor Presentation | 2026 22 Gross Loans ($ Millions) Source: Company documents and SEC Filings Consistent strong loan growth over the past 5 quarters.

Commercial Business 20.1% Home Equity 0.3% Commercial Real Estate 35.9% Owner Occupied Real Estate 8.5% Acquisition & Development 4.3% Residential 29.2% Consumer 1.7% Other 18.7% Office Space 4.2% Commercial Construction 2.8% Healthcare 27.3% Auto 3.1% Multifamily 2.9% Residential 31.3% Government 1.1% Energy 2.3% Financial 2.1% Retail Space 4.2% Source: Company documents DIVERSIFIED LOAN PORTFOLIO — as of June 30, 2026 Loan Portfolio Composition Loan Portfolio by Industry Investor Presentation | 2026 23

0.36% 0.40% 0.20% 0.26% 0.23% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2022 2023 2024 2025 Q2 2026 MVBF — Auto MVBF — Non-Auto MVBF — Total 0.47% 0.36% 1.17% 1.30% 1.18% 0.00% 0.40% 0.80% 1.20% 1.60% 2022 2023 2024 2025 Q2 2026 1.01% 0.95% 0.94% 0.93% 1.14% 0.40% 0.60% 0.80% 1.00% 1.20% 2022 2023 2024 2025 Q2 2026 Source: Company documents and SEC filings. CONSISTENTLY STRONG ASSET QUALITY THROUGH CYCLES Non-Performing Loans/Total Loans ACL/Total Loans NCOs/Average Loans Investor Presentation | 2026 24 CRE $1.8 C&I $10.9 Consumer $0.2 1-4 Family Residential/HELOC $7.5 SBA (7a & 504) $8.7 Non-Performing Loans ($ Millions) Wtd. Avg. LTV 59% 67%

APPENDIX N O N - G A A P R E C O N C I L I A T I O N S

Tangible Book Value per Common Share and Tangible Common Equity Ratio (%) (Dollars in thousands) 2020 2021 2022 2023 2024 2025 2026 Goodwill $ 2,350 $ 3,988 $ 3,988 $ 2,838 $ 2,838 $ 1,200 $ 1,200 Intangibles 2,400 2,316 1,631 352 262 -- -- Total intangible assets $ 4,750 $ 6,304 $ 5,619 $ 3,190 $ 3,100 $ 1,200 $ 1,200 Total equity attributable to parent $ 239,483 $ 274,328 $ 261,084 $ 289,342 $ 305,679 $ 333,968 $ 344,543 Less: Preferred stock (7,334) -- -- -- -- -- -- Less: Total intangible assets (4,750) (6,304) (5,619) (3,190) (3,100) (1,200) (1,200) Total tangible common equity $ 227,399 $ 268,024 $ 255,465 $ 286,152 $ 302,579 $ 332,768 $ 343,343 Total assets $ 2,331,476 $ 2,792,449 $ 3,068,860 $ 3,313,882 $ 3,128,704 $ 3,308,918 $3,545,853 Less: Total intangible assets (4,750) (6,304) (5,619) (3,190) (3,100) (1,200) (1,200) Total tangible assets $ 2,326,726 $ 2,786,145 $ 3,063,241 $ 3,310,692 $ 3,125,604 $ 3,307,718 $ 3,544,653 Tangible common equity to tangible assets 9.8% 9.6% 8.3% 8.6% 9.7% 10.1% 9.7% Tangible common equity $ 227,399 $ 268,024 $ 255,465 $ 286,152 $ 302,579 $ 332,768 $ 343,343 Common shares outstanding (000s) 11,526 12,087 12,618 12,758 12,945 12,716 12,947 Tangible book value per common share $ 19.73 $ 22.17 $ 20.25 $ 22.43 $ 23.37 $ 26.17 $ 26.52 Source: Company documents APPENDIX: NON-GAAP RECONCILIATION Investor Presentation | 2026 26

Net Interest Income and Net Interest Margin on a Fully Tax-Equivalent Basis (%) 2026 (Dollars in thousands) Three Months Ended Six Months Ended Net interest margin – U.S. GAAP basis Net interest income $ 32,274 $ 60,726 Average interest-earning assets 3,125,209 3,116,934 Net interest margin 4.14% 3.93% Net interest margin – non-U.S. GAAP basis Net interest income $ 32,274 $ 60,726 Impact of full tax-equivalent adjustment 119 241 Net interest income on a fully-tax equivalent basis $ 32,393 $ 60,967 Average interest-earning assets 3,125,209 3,116,934 Net interest margin on a full tax equivalent basis 4.16% 3.94% Core net interest margin – non-U.S. GAAP basis Net interest income on a fully tax-equivalent basis $ 32,393 $ 60,967 Less: interest income from non-recurring items (2,272) (2,272) Core net interest income on a fully tax-equivalent basis $ 30,121 $ 58,695 Average interest-earning assets 3,125,209 3,116,934 Adjusted net interest margin on a fully tax-equivalent basis 3.87% 3.80% Source: Company documents APPENDIX: NON-GAAP RECONCILIATION Investor Presentation | 2026 27